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                                                                    EXHIBIT 10.6

                           FOURTH AMENDMENT TO MASTER
                                     CREDIT
                             AND SECURITY AGREEMENT

         This Fourth Amendment to Master Credit and Security Agreement is made and entered into as of April 14, 1999, by and between First American National Bank, a national banking association, with its principal place of business at First American Center, Nashville, Tennessee, 37237 (hereinafter referred to as "First American"), in its capacity as the lender under the Working Capital Line and as Administrative Agent, GMAC Commercial Mortgage Corporation, with offices for purposes of this Agreement at 2200 Woodcrest Place, Suite 305, Birmingham, Alabama, 35209 (hereinafter referred to as "GMAC"), in its capacity as the lender under the Acquisition Line (First American and GMAC are sometimes referred to individually herein as "Lender", and collectively herein as the "Lenders"), Advocat Inc., a Delaware corporation (hereinafter referred to as "Advocat"), Diversicare Management Services Co. (the "Borrower"), a Tennessee corporation and wholly-owned subsidiary of Advocat, Advocat Finance, Inc. ("AFI"), a Delaware corporation and wholly-owned subsidiary of the Borrower, Diversicare Leasing Corp. ("DLC"), a Tennessee corporation and wholly-owned subsidiary of AFI, Advocat Ancillary Services, Inc. ("AAS"), a Tennessee corporation and wholly-owned subsidiary of the Borrower, Diversicare Canada Management Services Co., Inc. ("DCMS"), a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC, Diversicare General Partner, Inc. ("DGP"), a Texas corporation and wholly-owned subsidiary of DLC, First American Health Care, Inc. ("FAHC"), an Alabama corporation and wholly-owned subsidiary of DLC, Diversicare Leasing Corp. of Alabama ("DLCA"), an Alabama corporation and wholly-owned subsidiary of DLC, and Advocat Distribution Services, Inc. ("ADS"), a Tennessee corporation and wholly-owned subsidiary of the Borrower (DLC, AAS, DCMS, DGP, FAHC, ADS, DLCA and AFI, together with any other subsidiaries of Advocat (or any Subsidiary) formed or acquired after the date hereof, are sometimes hereinafter referred to collectively as the "Subsidiaries"),

                             W I T N E S S E T H:

         WHEREAS pursuant to the terms of a Master Credit and Security Agreement dated as of December 27, 1996 (the "Loan Agreement"), by and between the Lenders, Advocat, the Borrower and the Subsidiaries, the Lenders agreed to loan to the Borrower, Advocat and the Subsidiaries sums not to exceed $50,000,000, including a $10,000,000 Working Capital Line to be funded by First American (capitalized terms not otherwise defined herein shall have meanings ascribed to such terms in the Loan Agreement); and,

         WHEREAS, at Borrower's request First American has provided a temporary increase in the Working Capital Line in the amount of $4,000,000 (the "Overline Facility"); and,

         WHEREAS, First American has agreed to extend the maturity date of the Overline Facility to July 1, 1999, provided the Borrower, Advocat and the Subsidiaries execute documentation, including this Agreement, confirming that the Overline Facility continues to be administered in accordance with the terms of the Loan Agreement for advances under the Working Capital Line and that the Overline Facility shall be secured by the Collateral securing the Working Capital Line, as defined in the Loan Agreement,




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         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Overline Facility First American agrees to temporarily increase the amount available under the Working Capital Line from $10,000,000 to $14,000,000, The temporary increase shall be evidenced by a Line of Credit Note (Overline Facility) of even date herewith, in the principal amount of $4,000,000 (the, "Overline Facility Note"). Advances under the Overline Facility shall be treated as advances under the Working Capital Line and shall be administered by First American in accordance with the provisions of the Loan Agreement for advances under the Working Capital Line, except that the Overline Facility shall be fully funded at the execution of this Agreement and shall not be repaid from monies paid by the Borrower until the $10,000,000 portion of the Working Capital Line has been fully paid, The Overline Facility shall be available until July 1, 1999, at which time, the Overline Facility shall be due and payable in full. Interest accruing under the Overline Facility shall be paid in the same fashion as interest accruing under the Working Capital Line in accordance with the terms of the Loan Agreement.

         2. Default. The parties agree that in the event the existing $25,250,000 commitment of GMAC does not close and fund on or before May 31, 1999, such failure to close and fund shall be deemed to be a Default.

         3. Collateral. The Collateral securing the Working Capital Line shall also secure the Overline Facility, The Borrower, Advocat and the Subsidiaries agree to execute such additional documents and instruments as First American deems necessary in order to evidence that the Collateral securing the Working Capital Line shall also secure the Overline Facility.

         4. Guarantors. The Guarantors have joined in this Agreement for purposes of confirming that the Obligations (as defined in the Guaranty Agreements) guaranteed by the Guarantors under the Guaranty Agreements, shall include the indebtedness evidenced by the Overline Facility. To the extent requested, the Guarantors each agree to execute such additional documents and instruments as First American may deem necessary in order to confirm that the Obligations (as defined in the Guaranty Agreements) shall include, without limitation, all obligations evidenced by the Overline Facility Note, together with all amendments, renewals and modifications thereof.

         5. Consent of GMAC. To the extent required by the Loan Agreement, GMAC has executed this Agreement for purposes of consenting to the Overline Facility and the terms of this Fourth Amendment.

         6. Restatement and Ratification. The Borrower, Advocat and the Subsidiaries hereby restate and ratify all of the representations and warranties contained in the Loan Agreement, as of the date hereof, and each hereby acknowledge and confirm that the terms and conditions of the Loan Agreement, as amended hereby, remain in full force and effect.


                  (Remainder of Page Intentionally Left Blank)



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         IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Amendment as of the day and date first above written.

FIRST AMERICAN NATIONAL BANK, a            DIVERSICARE MANAGEMENT
national banking association               SERVICES CO., a Tennessee corporation

BY: /s/ Wallace Carter III                 BY: Mary Margaret Hamlett
    ------------------------------             ---------------------------------
    Sr. Vice President                     TITLE:  Executive Vice President


        "FIRST AMERICAN"                                "BORROWER"

GMAC-COMMERCIAL MORTGAGE                   ADVOCAT INC., a Delaware corporation
CORPORATION, a California corporation

BY:                                        BY: Mary Margaret Hamlett
   ----------------------------------          ---------------------------------

TITLE:                                     TITLE: Executive Vice President
      -------------------------------             ------------------------------
               "GMAC"                                  "ADVOCAT"


DIVERSICARE LEASING CORP.,
a Tennessee corporation



BY: /s/ Mary Margaret Hamlett
    ---------------------------------
TITLE: Executive Vice President
       ------------------------------









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(SIGNATURE PAGE FOR CREDIT AND SECURITY AGREEMENT - Continued)

ADVOCAT ANCILLARY SERVICES,
INC., a Tennessee corporation

BY: /s/ Mary Margaret Hamlett
    -----------------------------
TITLE: Executive Vice President
       --------------------------


DIVERSICARE CANADA
MANAGEMENT SERVICES CO.,
INC., an Ontario, Canada corporation


BY: /s/ Mary Margaret Hamlett
    -----------------------------
TITLE: Executive Vice President
       --------------------------


DIVERSICARE GENERAL
PARTNER, INC., a Texas corporation


BY: /s/ Mary Margaret Hamlett
    -----------------------------
TITLE: Executive Vice President
       --------------------------


FIRST AMERICAN HEALTH CARE,
INC., an Alabama corporation

BY: /s/ Mary Margaret Hamlett
    -----------------------------
TITLE: Executive Vice President
       --------------------------



ADVOCAT DISTRIBUTION SERVICES,
INC., a Tennessee corporation


BY: /s/ Mary Margaret Hamlett
    -----------------------------
TITLE: Executive Vice President
       --------------------------





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(SIGNATURE PAGE FOR CREDIT AND SECURITY AGREEMENT - Continued)

ADVOCAT FINANCE, INC., a
Delaware corporation


BY: /s/ Mary Margaret Hamlett
    -----------------------------
TITLE: Executive Vice President
       --------------------------



DIVERSICARE LEASING CORP. OF
ALABAMA, INC., an Alabama corporation


BY: /s/ Mary Margaret Hamlett
    -----------------------------
TITLE: Executive Vice President
       --------------------------


 "SUBSIDIARIES"





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                               LINE OF CREDIT NOTE
                               (OVERLINE Facility)

 $4,000,000.00                                             Nashville, Tennessee
                                                           As of April 14,1999

         FOR VALUE RECEIVED, the undersigned, Diversicare Management Services Co., a Tennessee corporation (the "Borrower") promises to pay to the order of First American National Bank (the "Bank"), the sum of Four Million and 00/100 Dollars ($4,000,000.00), or so much thereof as may be advanced hereunder in accordance with the terms of a Master Credit and Security Agreement dated as of December 27, 1996, as amended from time to time (the "Loan Agreement"). between Bank, GMAC-CM Commercial Mortgage Corporation, the undersigned, and the Guarantors (as defined in the Loan Agreement). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, Interest shall accrue on the principal balance outstanding from time to time at a fixed rate of fourteen percent 14% per annum, In no event shall the interest rate charged herein exceed the Maximum Rate.

         Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, interest shall be due and payable on the principal balance outstanding hereunder from time to time in accordance with
Section 2.5 of the Loan Agreement, The outstanding principal balance, together with all accrued and unpaid interest, shall be due and payable in full on July 1, 1999 (the "Maturity Date").

         Both principal and interest due on this Note are payable in Nashville, Tennessee, at par in lawful money of the United States of America, in the Main Office of Bank, or at such other place as Bank may designate in writing from time to time. Interest shall continue to accrue when payments are submitted by instruments representing funds not immediately available and until such funds are, in fact, collected.

         This Note represents a temporary increase in the Working Capital Line and, as such (i) shall be advanced in accordance with the provisions of the Loan Agreement for advances under the Working Capital Line, and (ii) is secured by the Collateral described or referred to in the Loan Agreement and the other Loan Documents, as the same may be amended from time to time.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event of an Event of Default (which is not cured within the notice and cure period set forth in the Loan Agreement); then, in such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall, at the option of any holder, without further notice, become due and payable forthwith, regardless of the stipulated Maturity Date. Upon the occurrence of any Default, at the option of holder and without further notice to obligor, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate equal to Maximum Rate, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing



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of any such Default. Failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of said right of acceleration or stop the holder from exercising said right.

         To the extent permitted by applicable law, in addition to all other rights and remedies available to Bank, obligor shall pay to Bank a late charge equal to four percent (4%) of any payment hereunder that is more than fifteen
(15) days past due, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

         All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives and assigns, waive demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof and assent to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any wise modifying, altering, releasing, affecting or limiting their respective liability. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The term obligor, as used in this Note, shall mean all parties, and each of them, directly or indirectly obligated for the indebtedness that this Note evidences, whether as principal, maker, endorser, surety, guarantor or otherwise.

         It is expressly understood and agreed by all parties hereto, including obligors, that if it is necessary to enforce payment of this Note through an attorney or by suit, undersigned or any obligors shall pay reasonable attorney's fees, court costs and all costs of collection.

         All parties to the Loan Documents intend to comply with applicable usury law. All existing and future agreements evidencing or securing the Credit Facility are hereby limited and controlled by this provision. in no event (including but not limited to prepayment, default, demand for payment, or acceleration of maturity) shall the interest taken, reserved, contracted for, charged or received in connection with the Credit Facility under the Loan Documents or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, then ipso facto, such document shall be reformed and the interest payable reduced to the Maximum Amount, without necessity of execution of any amendment or new document, If Bank ever receives interest in an amount which apart from this provision would exceed the Maximum Amount, the excess shall, without penalty, be applied to the unpaid principal balance of the Loan Obligations in inverse order of maturity of installments and not to the payment of interest, or be refunded to the Borrower, at the election of the Bank in its sole discretion or as required by applicable law. The Bank does not intend to charge or receive unearned interest on acceleration. All interest paid or agreed to be paid to the Bank in connection with the Credit Facility, or any portion thereof, shall be spread throughout the full term (including any renewal or extension) of the Loan Obligations so that the amount of interest paid does not exceed the Maximum Amount.


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         This obligation is made and intended as a Tennessee contract and is to be so construed.

         IN WITNESS WHEREOF, this Note his been duly executed by the undersigned the day and year first above written.

                                    DIVERSICARE MANAGEMENT SERVICES
                                    CO., a Tennessee corporation


                                    BY: /s/ Mary Margaret Hamlett
                                        -----------------------------
                                    TITLE: Executive Vice President
                                           --------------------------



RECEIVED AND ACKNOWLEDGED:

FIRST AMERICAN NATIONAL BANK

BY: /s/ Wallace Carter III
    -------------------------

TITLE: Sr. Vice President
       ----------------------





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